UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 13, 2020

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOSS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Backstop Commitment Agreement

On May 13, 2020, Hornbeck Offshore Services, Inc. (“Hornbeck” or the “Company”), on behalf of itself and certain of its subsidiaries (together with Hornbeck, collectively, the “Debtors”) entered into a backstop commitment agreement (the “Backstop Commitment Agreement”) with certain of the Consenting Unsecured Noteholders, the Consenting First Lien Lenders and the Consenting Second Lien Lenders (collectively, the “Backstop Commitment Parties”), whereby each Backstop Commitment Party agreed to backstop the Rights Offering (as defined below) of $100 million of the common stock of the Reorganized Company, par value $0.00001 per share (the “New Equity”) (or Jones Act Warrants issued in lieu thereof) in an amount specified therein (collectively, the “Backstop Commitments”). Pursuant to the Backstop Commitment Agreement, each of the Backstop Commitment Parties agreed to purchase any shares of New Equity (or Jones Act Warrants issued in lieu thereof) offered but not purchased in the rights offering (the “Rights Offering”), pursuant to which the Company will offer and sell shares of New Equity (or Jones Act Warrants issued in lieu thereof) to certain Eligible Holders of Allowed Claims. In exchange for providing the Backstop Commitments, Hornbeck has agreed to pay the Backstop Commitment Parties, subject to approval by the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), a Backstop Commitment Premium in an aggregate amount equal to five percent of the Rights Offering Amount payable in shares of New Equity (or Jones Act Warrants in lieu thereof) on the Effective Date.

The Backstop Commitment Agreement will be terminable by Hornbeck and/or the Required Commitment Parties upon certain customary events specified therein, including, among others, i) the termination of the RSA, ii) the mutual written consent of Hornbeck and the Required Commitment Parties by written notice to the other such Party(ies) or iii) either Hornbeck or the Required Commitment Parties if the Plan Effective Date has not occurred on or prior to the date that is 75 days after the Petition Date.

The foregoing description of the proposed Backstop Commitment Agreement is only a summary and the Backstop Commitment Agreement is subject in all respects to Bankruptcy Court approval in a form satisfactory to the Backstop Commitment Parties. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Backstop Commitment Agreement.

A copy of the Backstop Commitment Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Backstop Commitment Agreement is qualified in its entirety by the full text of such exhibit.

DIP Credit Agreement Commitment Letter

On May 13, 2020, the Debtors entered into a commitment letter that contemplates entering into a debtor-in-possession credit agreement on the terms set forth in a Superpriority Debtor-in-Possession Term Loan Agreement (the “DIP Credit Agreement”), to be entered into by and among Hornbeck, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, the lenders party thereto (the “DIP Lenders”), and Wilmington Trust National Association, as Administrative Agent and Collateral Agent, pursuant to which, subject to Bankruptcy Court approval, the DIP Lenders will agree to provide the Company with loans in an aggregate principal amount not to exceed $75 million that, among other things, will be used to repay in full $50 million in loans outstanding under that certain Senior Credit Agreement dated as of June 28, 2019 by and among the Company, as Borrower, the obligors signatory thereto, Wilmington Trust, National Association, as Collateral Agent and Administrative Agent, and the lenders party thereto, as amended, and to finance the ongoing general corporate needs of the Debtors during the course of the chapter 11 proceedings.

Subject to Bankruptcy Court approval, the maturity date of the DIP Credit Agreement will be six months following the effective date of the DIP Credit Agreement. The DIP Credit Agreement will contain customary events of default, including events related to the chapter 11 proceedings, the occurrence of which could result in the acceleration of the Company’s obligation to repay the outstanding indebtedness under the DIP Credit Agreement. The Company’s obligations under the DIP Credit Agreement will be secured by a security interest in, and lien on, substantially all present and after acquired property (whether tangible, intangible, real, personal or mixed) of the Debtors and will be guaranteed by all of the Company’s material subsidiaries.

The foregoing description of the proposed DIP Credit Agreement is only a summary and the DIP Credit Agreement is subject in all respects to Bankruptcy Court approval in a form satisfactory to the DIP Lenders.

A copy of the DIP Credit Agreement Commitment Letter is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release and Disclosure Statement

The Disclosure Statement (as defined in the Backstop Commitment Agreement) was distributed to certain creditors of the Company commencing on May 13, 2020. A copy of the Disclosure Statement, which is subject to Bankruptcy Court approval, is being furnished free of charge at https://cases.stretto.com/hornbeck/court-docket/plan-solicitation/. On May 13, 2020, the Company issued a press release announcing the solicitation of votes relating to the Company’s proposed joint prepackaged plan of reorganization (the “Plan”). A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This communication contains forward-looking statements, including, in particular, statements about the term and the provisions of the Plan and the chapter 11 proceedings, the DIP Credit Agreement Commitment Letter, the Rights Offering and the Backstop Commitment Agreement. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

These forward-looking statements relate, in part, to (i) the Company’s ability to consummate the Rights Offering, (ii) the Company’s ability to obtain approval by the Bankruptcy Court of the DIP Credit Agreement; and (iii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Backstop Commitment Agreement dated as of May 13, 2020 by and among the Company and the commitment parties named therein.
10.2

Commitment Letter to enter into Superpriority Debtor-in-Possession Term Loan Agreement dated as of May  13, 2020 by and among Hornbeck, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, and the lenders party thereto.

99.1	Press Release dated May 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: May 19, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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